UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 2054 9
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2025	(	September 18, 2025)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 22, 2025, Northrim BanCorp, Inc. (the “Company”) announced that its Board of Directors had approved a 4-for-1 forward split (the “Stock Split”) of its outstanding shares of common stock (the “Common Stock”), to be effected through the filing of Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation, as amended ("the Amendment"). The Company filed the Amendment with the Alaska Division of Corporations, Business & Professional Licensing to effect the Stock Split and proportionally increase the number of authorized shares of the Company’s Common Stock from 10,000,000 to 40,000,000 and proportionally decrease the par value of the Common Stock from $1.00 to $0.25. The Amendment, which became effective at 2:01 p.m. Alaska Standard Time on September 18, 2025, is filed as Exhibit 3.1 hereto.

As a result of the Stock Split, each shareholder of record as of the close of trading on September 18, 2025 (the “Effective Time”), will receive, after the close of trading on September 22, 2025, three additional shares of Common Stock for every share held at the Effective Time. Trading is expected to begin on a split-adjusted basis on September 23, 2025.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable
(b) Proforma financial information – not applicable
(c) Shell company transactions – not applicable

(d) Exhibit No.	Description

3.1	Articles of Amendment of Northrim BanCorp, Inc. dated August 21, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

September 19, 2025	By:	/s/ Jed W. Ballard
Name: Jed W. Ballard
Title: EVP, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment of Northrim BanCorp, Inc. dated August 21, 2025